Exhibit 10.2


                       LIST OF OMITTED SCHEDULES/EXHIBITS


Schedule  4.2            Capitalization
Schedule  4.5            Noncontravention
Schedule  4.8            Real Property
Schedule  4.9            Accounts Receivable
Schedule  4.11           Litigation
Schedule  4.13           Intellectual Property
Schedule  4.15           Insurance
Schedule  4.16           Product Liability
Schedule  4.17           Employee Arrangements
Schedule  4.19           Certain Business Matters
Schedule  4.23           Business Practices and Commitments
Schedule  4.24           Backlog and Retail Inventories
Schedule  4.24(a)        Inventory
Schedule  4.28           Accounts Payable

Exhibit   A              Escrow Agreement
Exhibit   B              Assumption Agreement
Exhibit   C              Bill of Sale and Assignment
Exhibit   D              Patent and Trademark Assignments
Exhibit   E              Opinion of Powell, Goldstein, Frazer & Murphy LLP
Exhibit   F              Employment Agreements of Jeff Mounce and Bruce
                              Diamond
Exhibit   G              Opinion of Tenzer Greenblatt LLP
Exhibit   H              Retained Asset List
Exhibit   I              Inventory Protocol

Copies of any of the Schedules and/or Exhibits listed above will be furnished to the Securities and Exchange Commission upon request.